SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 20, 2007 (October 15, 2007)

Hemcure, Inc.

(Exact name of registrant as specified in Charter)

Nevada	000-51543	20-5573204
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

11839 East Smith Avenue
Santa Fe Springs, California 90670
(Address of Principal Executive Offices)

(562) 447-1780
(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13(e)-4(c))

This Form 8-K and other reports filed by Hemcure, Inc. (the “Registrant”) from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain forward looking statements and information that are based upon beliefs of, and information currently available to, our management as well as estimates and assumptions made by our management. When used in the Filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to us or our management identify forward looking statements. Such statements reflect our current view with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to our industry, operations and results of operations and any businesses that we may acquire. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Reference is made to the disclosure set forth under Item 3.02 of this Current Report, which disclosure is incorporated herein by reference.

Item 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

On October 15, 2007, the board of directors of the Registrant authorized and the Registrant entered into an Agreement to Convert Debt (the “Agreement”), pursuant to which the Registrant agreed to convert $2,500,000 of debt owed to Inseat Solutions LLC, a company controlled by the Registrant’s Chief Executive Officer, Arthur Liu, into 1,666,667 Units of the Registrant’s securities, with each “Unit” consisting of one share of the Registrant’s common stock and a warrant to purchase one share of common stock at an exercise price of $1.50 per share. A copy of the Agreement and the form of warrant issued pursuant thereto are attached as exhibits to this Current Report. The foregoing discussion is qualified in its entirety by reference to the Agreement and the form of warrant attached hereto.

This transaction was made in reliance on the exemption from registration under Section 4(2) of the Securities Act of 1933, as amended, as a transaction by an issuer not involving any public offering inasmuch as the Units were offered without any form of general solicitation or general advertising and the offeree had effective access to the information that registration would otherwise provide.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Businesses Acquired.

Not applicable.

(b)	Pro Forma Financial Information

Not applicable.

(c)	Exhibits

10.1	Agreement to Convert Debt
10.2	Form of Warrant to Purchase Common Stock

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 20, 2007

HEMCURE, INC.

	By:	/s/ Arthur Liu
Arthur Liu, Chief Executive Officer